UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2008

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State of Incorporation)

000-1314052
(Commission File Number)

000000000
(I.R.S. Employer Identification Number)

14 Rue Kleberg, CH-1201 Geneva, Switzerland
(Address of principal executive offices, including zip code)

011-41-2271-65-300
(Registrant's telephone Number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in the Registrant’s Certifying Accountant

(a)	Resignation of Independent Accountant.

On January 21, 2008, Amisano Hanson. Chartered Accountant resigned as our independent accountant. Amisano Hanson recently entered into an agreement with BDO Dunwoody LLP, pursuant to which Amisano Hanson will merge its operations into BDO Dunwoody and certain of the professional staff and partners joined BDO Dunwoody either as employees or partners of BDO Dunwoody and will continue to practice as members of BDO Dunwoody.

The report of Amisano Hanson regarding our financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements for the years ended December 31, 2006 and 2005 contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern. During the years ended December 31, 2006 and 2005 and during the period from the end of the most recently completed fiscal year through January 21, 2008, the date of resignation, there were no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amisano Hanson would have caused it to make reference to such disagreements in its reports.

We provided Amisano Hanson with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Amisano Hanson furnish our company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated March 7, 2008 , is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of Independent Accountant.

Concurrent with the resignation of Amisano Hanson, we engaged BDO Dunwoody, as our independent accountant. Prior to engaging BDO Dunwoody, we did not consult with BDO Dunwoody regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by BDO Dunwoody on our financial statements, and BDO Dunwoody did not provide any written or oral advice that was an important factor considered by our company in reaching a decision as to any such accounting, auditing or financial reporting issue. The engagement of BDO Dunwoody was approved by our board of directors.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 29, 2008, Angela Vernadaki resigned as vice president, business development of our company.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from Amisano Hanson regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.

Per:

/s/ Harvey Lalach
Harvey Lalach
President , Chief Financial Officer, and Secretary

Dated: March 7, 2008